                      HARTFORD LIFE INSURANCE COMPANY, INC.
                                       AND
               HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, INC.

                                POWER OF ATTORNEY

                                 Donald R. Frahm
                                Bruce D. Gardner
                                Joseph H. Gareau
                                John P. Ginnetti
                                 Thomas M. Marra
                              Leonard E. Odell, Jr.
                                Lowndes A. Smith
                               Raymond P. Welnicki
                               Lizabeth H. Zlatkus
                             Donald J. Znamierowski

do hereby jointly and severally authorize Bruce D. Gardner and/or Rodney J. Vessels to sign as their agent, any Registration Statement, pre-effective amendment, and any post-effective amendment of the Hartford Life Insurance Company, Inc. and Hartford Life and Accident Insurance Company, Inc. under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


                                        Dated:
- -----------------------------------           ----------------------------------
          Donald R. Frahm

                                        Dated:
- -----------------------------------           ----------------------------------
          Bruce D. Gardner

                                        Dated:
- -----------------------------------           ----------------------------------
          John P. Ginnetti

                                        Dated:
- -----------------------------------           ----------------------------------
          Thomas M. Marra

                                        Dated:
- -----------------------------------           ----------------------------------
          Leonard E. Odell, Jr.

                                        Dated:
- -----------------------------------           ----------------------------------
          Lowndes A. Smith

                                        Dated:
- -----------------------------------           ----------------------------------
          Raymond P. Welnicki

                                        Dated:
- -----------------------------------           ----------------------------------
          Lizabeth H. Zlatkus

                                        Dated:
- -----------------------------------           ----------------------------------
          Donald J. Znamierowski